Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joel Waller, Interim President and Chief Executive Officer of Christopher & Banks Corporation (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The quarterly report of the Company on Form 10-Q for the period ended July 29, 2017 as filed with the United States Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 30, 2017

	By:	/s/ Joel Waller
Joel Waller Interim President, Chief Executive Officer